                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 23, 2000



                            VITRIA TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)



       0-27207                                           77-0386311
 (Commission File No.)                       (IRS Employer Identification No.)


                               945 STEWART DRIVE
                              SUNNYVALE, CA 94086
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 212-2700

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          (a) Previous independent accountants

                (i)   On March 20, 2000, the Registrant dismissed
PricewaterhouseCoopers LLP as its independent accountants.

                (ii) The Registrant intends to form a strategic relationship with PWC Management Consulting Services Group.

                (iii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements as of December 31, 1999 and for each of the years in the three-year period ended December 31, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                (iv) The decision to dismiss PricewaterhouseCoopers LLP was approved by the Registrant's Board of Directors upon recommendation by the Audit Committee.

                (v) During the Registrant's two most recent fiscal years, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report.

                (vi) During the two most recent fiscal years and through December 31, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                (vii) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

           (b)  New independent accountants

                (i) Upon the recommendation of the Registrant's Audit Committee, the Board of Directors of the Registrant engaged Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 2000.

                (ii) The Company has not consulted with Ernst & Young LLP during the last two years or subsequent interim period regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion Ernst & Young LLP might render on the Company's financial statements.

     This 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. Such factors include, but are not limited to, risks related to market acceptance of our product, deployment delays or errors associated with these products, hardware platform incompatibilities, reliance on a limited number of customers for a majority of revenue, need to maintain and enhance certain business relationships with system integrators and other parties, ability to manage growth, activities by Vitria and others regarding protection of proprietary information, release of competitive products and other actions by competitors and economic downturns in either domestic or foreign markets. These forward-looking statements are generally identified by words such as "expect," "anticipate," "intend," "believe," "hope," "assume," "estimate" and other similar words and expressions.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Exhibits

                  Exhibit No.       Description

                  16.1 Letter dated March 20, 2000 from PricewaterhouseCoopers LLP, the Registrant's former accountants to the SEC.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VITRIA TECHNOLOGY, INC.



Dated: March 23, 2000                   By: /s/ Paul R. Auvil, III
                                        ------------------------------------
                                            Paul R. Auvil, III
                                            Vice President, Finance Chief
                                            Financial Officer and Secretary

                                Exhibit Index

Exhibit No.       Description

16.1              Letter dated March 20, 2000 from
                  PricewaterhouseCoopers LLP, the Registrant's former accountants to the SEC.